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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                                  1-31447                              74-0694415
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)


            1111 LOUISIANA
             HOUSTON, TEXAS                                                                     77002
(Address of principal executive offices)                                                      (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.

         Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein, includes unaudited pro forma condensed consolidated financial statements prepared to reflect the effect of CenterPoint Energy, Inc.'s sale of its interest in Texas Genco Holdings, Inc.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (c)      Exhibits.

              99.1     Unaudited Pro Forma Condensed Consolidated Financial
                       Statements



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTERPOINT ENERGY, INC.




Date: November 8, 2004                  By:      /s/ James S. Brian
                                           -------------------------------------
                                                   James S. Brian
                                             Senior Vice President and
                                              Chief Accounting Officer


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                                  EXHIBIT INDEX



                Exhibit
                Number                  Exhibit Description
                -------                 -------------------

                  99.1              Unaudited Pro Forma Condensed
                                    Consolidated Financial Statements


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